                                                                    EXHIBIT 99.3

                              CONSULTING AGREEMENT


          THIS CONSULTING AGREEMENT (this "Agreement") is entered into as of this 30th day of July, 1998 by and among WINDSOR ART, INC., a Missouri corporation with an address of c/o Interiors, Inc., 320 Washington Street, Mt. Vernon, New York 10553-1017 (the "Company"), LLOYD R. ABRAMS, residing at 9719
                                  -------
Conway Road, St. Louis, Missouri 63124 ("Consultant"), and INTERIORS, INC., a
                                         ----------
Delaware corporation with an address of 320 Washington Street, Mt. Vernon, New York 10553-1017 ("Interiors").
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                                R E C I T A L S
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          A.   WHEREAS, Interiors and Bentley International, Inc., a Missouri
corporation ("Bentley"), have entered into that certain Stock Purchase Agreement
              -------
dated as of July 7, 1998 (the "Stock Purchase Agreement") pursuant to which
                               ------------------------
Interiors has purchased all of the issued and outstanding capital stock of the Company from Bentley.

          B. WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement, that Consultant enter into a consulting agreement with the Company;

          C. WHEREAS, the Company desires to secure the services of Consultant, and Consultant desires to furnish his services to the Company, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms used in this Agreement in capitalized form
               -------------
which are not defined in this Agreement shall have the same definitions as used in the Stock Purchase Agreement.

          2.   Consulting Services.
               -------------------

               (a) Commencing on the date of this Agreement and continuing (unless terminated earlier pursuant to Section 7 hereof) until four (4) years from the date of this Agreement, Consultant shall make himself available at reasonable times and upon reasonable notice, as requested by the Company or Interiors, to consult with the Board of Directors and management of each of the Company and Interiors regarding input and advice on overall strategy for the Company and Interiors and provide advice and assistance with respect to the business affairs of Interiors and its subsidiaries.

               (b) The Company and Interiors acknowledge and agree that Consultant may be engaged in other business activities which will limit the frequency and duration of Consultant's services hereunder. More specifically, the Company and Interiors acknowledge that Consultant may establish his primary business headquarters, from time to time, any where in the world and that Consultant's current primary business
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location is in St. Louis County, Missouri. In addition, Company and Interiors agree that Consultant shall not be required during any month to be out of town for more than six (6) nights, and that Consultant shall not be required to expend more than ten (10) hours per week, for forty-eight (48) weeks, during any calendar year to comply in full with his obligations under this Agreement.

          3.   Compensation.  In consideration of the services to be rendered by
               ------------
Consultant hereunder, the Company agrees to compensate Consultant as follows:

               3.1         Cash Compensation. During the term hereof, the
                           -----------------
Company will pay to Consultant the following amounts: (i) during the first three years of the term of this Agreement an aggregate annual fee equal to Two Hundred Thousand Dollars ($200,000.00) in bi-monthly payments equal $8,333.33, and (ii) during the last year of the term of this Agreement an aggregate annual fee of Fifty Thousand Dollars ($50,000) in bi-monthly payments equal to $2,083.33.

               3.2       Benefits and Expense Allowances.  During the term
                         -------------------------------
hereof,the Company shall provide the following benefits and expense allowances to Consultant:

                         (a) The Company shall provide Consultant and
Consultant's family with coverage under a health insurance policy with benefits equivalent to or better than those provided by Consultant's current health insurance policy for Consultant and Consultant's family.

                         (b) Consultant shall be entitled to a maximum
reimbursement of $2,400 per year for expenses associated with the maintenance of an office in St. Louis, Missouri, or such other location as Consultant shall designate. All reimbursements hereunder shall be made within twenty-one (21) days following the Company's receipt of an expense statement, including, where appropriate, all original statements of charges and proof of payment.

                         (c) Commencing August 1, 1998, and the first day of
each month thereafter during the term of this Agreement, Company shall pay to Consultant a Los Angeles housing allowance in the amount of $2,000 per month so long as that certain condominium situated in the State of California, which Consultant makes use of, continues to be owned by the Janet L. Salk Children's Trust. Consultant shall identify in writing to the Company within three (3) days after the execution of this Agreement the address of such condominium and shall inform the Company forthwith in the event such condominium is sold by such trust.

                         (d) Commencing August 1, 1998, and the first day of
each month thereafter during the term of this Agreement, Company shall pay to Consultant (i) a Los Angeles automobile allowance in the amount of $450 per month so long as Consultant and/or a member of Consultant's family maintains an automobile in the State of California, which Consultant makes use of, and (ii) a St. Louis automobile allowance in the amount of $150 per month for the automobile Consultant makes use of at his primary business headquarters. Consultant shall identify in writing to the Company within three (3) days after the execution of this Agreement the initial automobiles in each location, and any changes to such initial designation shall be made in writing to the Company. In addition, within ten (10) days following the Company's receipt of an

                                      -2-
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expense statement from Consultant regarding gas and oil for the automobile located in the State of California, with all original statements for such expenses and proof of payment, Company shall reimburse Consultant for all such expenses.

               3.3    Warrants. On the date hereof, Consultant shall be granted
                      --------
a warrant (the "Warrant") to purchase an aggregate of Fifty Thousand (50,000)
                -------
shares of Class A Common Stock of Interiors, at the average closing market price of such shares for the five (5) trading days after the effective date of this Agreement. In addition, Consultant shall have the right to grant to employees of the Company an aggregate of Forty Thousand (40,000) warrants to purchase shares of Class A Common Stock of Interiors on terms and conditions substantially identical to the terms and conditions of the Warrant. Such grant(s) shall be made within 30 days of the date hereof.

          The foregoing consulting fee, benefits, expense allowances and warrants shall be Consultant's sole compensation for all services rendered by Consultant hereunder.

          4.   Expenses.  The Company shall reimburse Consultant for expenses
               --------
incurred by him during the term of this Agreement (including travel-related expenses) in the performance of his duties as a consultant for the Company;

provided, however, that the Company shall not be obligated to reimburse
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Consultant for any expenses which have not been approved in advance by the
Company.

          5.   Use of Automobile and Condominium.  Consultant hereby agrees that
               ---------------------------------
(i) the automobile designated by Consultant for use in the State of California pursuant to Section 3.2(d) hereof and (ii) the condominium designated by Consultant pursuant to Section 3.2(c) hereof shall, during the term hereof, be made available for use by Max Munn and Laurie Munn and such other senior executives of the Company and Interiors as Consultant shall approve of in advance when not in use by Consultant. Consultant shall have no obligation to maintain the condominium or the automobile referred to in this Section 5, and at such time as either or both are sold, the rights granted pursuant to this
Section 5 shall lapse with respect to such one or both of them that has or have been sold. In any event the Company and Interiors agree to indemnify, reimburse and hold Consultant and the owner or owners of such automobile and condominium harmless from any and all damages and/or liability to the extent such damages and/or liability arise from the use of such automobile or condominium by Max Munn, Laurie Munn, and such other senior executives of the Company and Interiors to the extent such damages and/or liability are not covered by any policy of insurance maintained by the Company, Interiors, Max Munn, Laurie Munn, any such senior executive, Consultant, or any other person.

          6.   Guaranty of Obligations.  Interiors hereby irrevocably and
               -----------------------
unconditionally guarantees to Consultant full and indefeasible payment of the obligations of the Company to Consultant under this Agreement (the "Guaranteed
                                                                    ----------
Obligations").  In the event that the Company fails to timely make any payment
-----------
of any Guaranteed Obligations, Interiors shall promptly cause such payment to be made.

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          7.   Termination.
               -----------

               7.1     Termination for Cause. Consultant understands and agrees
                       ---------------------
that this Agreement may be terminated by the Company for "cause" upon written notice to Consultant in the manner set forth in Section 10.3 below. "Cause" shall mean willful misconduct on the part of Consultant, which shall include only (i) fraud with respect to the Company or Interiors occurring after the date of this Agreement and (ii) conviction of a felony or theft. In the event of any termination pursuant to this Section 7.1, the obligations of Consultant under
Section 8 hereof shall expressly survive such termination unless there is a Default under either of the Promissory Notes, in which case the provisions of
Section 8 hereof shall lapse and be of no further force or effect upon the occurrence of such Default.

               7.2     Death. In the event of the death of Consultant during the
                       -----
Term, the Company shall pay, or cause to be paid, to any one or more beneficiaries designated by Consultant pursuant to notice to the Company or, failing such designation, to Consultant's estate, the fees provided for herein through the date on which Consultant's death occurs plus an amount equal to the lesser of the amount that would have been payable to Consultant for the twelve
(12) months following Consultant's death if the remaining term of this Agreement is in excess of twelve (12) months or the aggregate amount that would have been payable to Consultant for the remainder of the term of this Agreement pursuant to Section 3.1 of this Agreement.

               7.3     Disability. In the event that Consultant shall become, by
                       ----------
reason of physical or mental disability, incapable of performing his duties and services in accordance with the provisions of this Agreement, and such incapacity(ies) shall continue for a period of sixty (60) days, the Company shall have the right to terminate this Agreement by giving him written notice of such termination and, thereafter, this Agreement shall immediately terminate. In the event of such termination, the Company shall continue to pay, or cause to be paid, to Consultant the fees provided for herein through the date such termination occurs plus an amount equal to the lesser of the amount that would have been payable to Consultant for the twelve (12) months following Consultant's termination if the remaining term of this Agreement is in excess of twelve (12) months or the aggregate amount that would have been payable to Consultant for the remainder of the term of this Agreement pursuant to Section
3.1 of this Agreement.

               7.4     Termination by Consultant. This Agreement may be
                       -------------------------
terminated immediately by Consultant upon written notice to the Company in the manner set forth in Section 10.3 below. In the event of such termination, the Company shall have no further obligation to compensate Consultant under this Agreement and Consultant shall have no further obligations to the Company or Interiors hereunder.

               7.5     Termination Upon Buyout. On or prior to December 31,
                       -----------------------
1998, the Company shall have the right, but not the obligation, to terminate this Agreement by paying to Consultant on or before such date the sum of Five Hundred Twenty-Five Thousand Dollars ($525,000) plus all amounts then due but unpaid; provided, however, that the Company may not exercise its rights pursuant
        --------  -------
to this Section 7.5 unless Interiors has repurchased the Buyer Shares pursuant
Section 8.13 of the Stock Purchase Agreement. In the event of such payment and termination, the Company shall have no further obligation to compensate Consultant under this Agreement, including,

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

without limitation, continuance of the benefits provided for in Section 3 hereof and Consultant shall have no further obligations to the Company or Interiors hereunder.

               7.6     Certain Liability of Interiors. In the event of a Default
                       ------------------------------
under either of the Promissory Notes, Interiors shall forthwith assume and become primarily liable for all obligations of the Company hereunder, including without limitation, all compensation and benefits provided for in Section 3 hereof until Interiors has signed all documents and taken all actions reasonably required to allow Bentley to reacquire all of the outstanding stock of Windsor free and clear of all liens and encumbrances.

               7.7     No Additional Compensation. Except as expressly provided
                       --------------------------
in this Section 7, Consultant acknowledges and agrees that he will not be entitled to any additional compensation as a result of the termination of this Agreement or his services hereunder.

               7.8     Effect of Termination.  Upon termination or expiration of
                       ---------------------
this Agreement, Consultant shall immediately surrender to the Company all lists, books, records, materials and documents, together with all copies thereof, and all other property in his possession or under his control, relating to or used in connection with the past or present business of the Company, or any affiliate or subsidiary of the Company. Consultant acknowledges and agrees that all such lists, books, records, materials and documents, including without limitation compilations or collections of suppliers', contractors', employees' and customers' names and addresses, are the sole and exclusive property of the Company.

          8.   Nondisclosure; Ownership and Protection of Proprietary Rights.
               -------------------------------------------------------------

               8.1  Nondisclosure.  Consultant understands and agrees that,
                    --------------
in the course of his relationship with the Company, he may acquire confidential information and trade secrets concerning the Company's operations, future plans, methods of doing business, projected and historical sales, marketing, costs, production, growth and distribution, and that it would be extremely damaging to the Company if such information were disclosed to a competitor or made available to any other person or corporation. In view of the nature of the consulting relationship with the Company contemplated herein, Consultant agrees that, during the term of this Agreement and thereafter, any and all confidential information, including, without limitation, any customer lists, customer information or addresses, trade secrets, prices being charged, information relating to governmental relations, discoveries, practices, processes, methods or products, whether patentable or not, concerning the business of the Company or any confidential information concerning or relating to any former or existing suppliers, contractors, employees or customers of the Company or any corporation or business entity that is controlling, controlled by, under common control with or otherwise affiliated with the Company (collectively, the "Customers"), with respect to the past, present or future business of the Company, or any affiliate or subsidiary of the Company or any secret, proprietary or confidential information concerning or relating to the past, present or future business of the Company, or any affiliate or subsidiary of the Company (collectively, "Confidential Information") that Consultant has acquired or may acquire from any such corporation or business entity or the Company, shall be maintained by him in confidence and shall not be disclosed or divulged to any third party without the prior written consent of the Board of Directors of the Company. Consultant further agrees that he will not utilize such Confidential Information on his own behalf or on behalf of others at any time during the term of this Agreement or thereafter. Consultant agrees that he will not divert or attempt to divert any of the customers or do any act to impair, prejudice or destroy the goodwill of the Company with the Customers. The Consultant and the Company acknowledge that they have entered into and agreed to be bound by a Noncompetition, Nondisclosure, Nonsolicitation and Intellectual Property Agreement, dated of even date herewith.

               8.2     Ownership of Intellectual Property. Consultant
                       ----------------------------------
acknowledges and agrees that all intellectual property (including without limitation all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations and photographs, which may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret or other intellectual property law), developed, created, conceived, made or reduced to practice during the term of this Agreement which (a) relate to the current, future or potential business of the Company, (b) result from the duties or work performed by Consultant hereunder, or (c) are developed during working time or using the Company's equipment, supplies, facilities, resources, materials or information, shall be the sole and exclusive property of the Company and Consultant shall and hereby does assign all right, title and interest in and to such intellectual property to the Company.

               8.3     Nonsolicitation. Because Consultant's solicitation of
                       ---------------
the Customers of the Company, or any affiliate of the Company, under certain circumstances would necessarily involve the use or disclosure of Confidential Information, Consultant shall not, either directly or indirectly, at any time during the term of this Agreement and for a period of three (3) years from the date of termination or expiration of this Agreement (a) call on, solicit or take away, or attempt to call on, solicit or take away, any past or present Customers of the Company, or any affiliate of the Company, (b) employ, hire or solicit the employment of any person employed by the Company, or any affiliate of the Company, (c) do any act to impair, prejudice or destroy the goodwill of the Company, or any affiliate of the Company, or to prejudice or impair the relationship or dealing between the Company, or any affiliate of the Company, and the Customers or (d) assist any other person, firm or corporation in any such acts; provided that Consultant's post-termination obligations under this
Section 8.3 shall not apply if this Agreement is terminated by Consultant as a result of an uncured, material breach of this Agreement by the Company or bankruptcy of the Company; and further provided, however, that Ramakant Agarwal
(i) shall be permitted to serve as a director of Bentley, (ii) may be solicited by Bentley or Consultant to become a full-time employee of Bentley after January 1, 1999 and (iii) may be hired as a full-time employee of Bentley only upon ninety (90) days' written notice to Company.

               8.4     Noncompetition. Consultant shall not, at any time during
                       --------------
the term of this Agreement, be or become (a) interested or engaged in any manner, directly or indirectly, in any county and/or city in the United States of America or any county or political subdivision in any state or country in the world, either alone or with any person, firm or corporation now existing or hereafter created, in any business, trade or other enterprise substantially similar to or which is or may be directly or indirectly competitive with the past, present or future business of the Company or Interiors (as such business relates to the manufacture and sale of decorative accessories) (the "Business") or (b) directly or indirectly, a stockholder, bondholder or officer, director or employee of, or in any manner associated with, or aid or abet or give information or financial assistance to any business which is or may be competitive with the Business; provided that nothing contained in this Section
8.4 shall prevent Consultant from acquiring or holding, as a passive investment, not more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in such business. Consultant represents and warrants that as of the date hereof, Consultant does not own more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in a business which is or may be competitive with the Business other than Bentley International, Inc., which upon the sale of Company to Interiors on the date hereof shall cease to be engaged in a business which is or may be competitive with the Business.

               8.5      Survival.  Subject to the following provisions, the
                        --------
provisions of this Section 8 shall survive the termination of this Agreement, irrespective of the reason therefor; provided, however, that in the event of a Default under either of the Promissory Notes, the above provisions of this
Section 8 shall lapse and be of no further force or effect.

          9.   Relief.  Consultant acknowledges that (a) the services to be
               ------
rendered by him are of a special, unique and extraordinary character and it would be very difficult or impossible to replace such services, (b) the provisions of Section 8 are reasonable and necessary to protect the legitimate interests of the Company, (c) the restrictions contained in Section 8 will not prevent Consultant from earning or seeking a livelihood, (d) the restrictions contained in Section 8 shall apply in all areas where such application is permitted by law and (e) any violation of this Agreement by Consultant would result in irreparable harm to the Company. Accordingly, Consultant consents and agrees that, if he violates any of the provisions of this Agreement, the Company shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining him from committing or continuing any violation of this Agreement, without the need to post any bond or for any other undertaking, including without limitation proving the inadequacy of money damages.

          In the event that the whole or any part of the provisions of Section 8 hereof shall be determined to be invalid by reason of the extent, duration, scope or other provision set forth therein, the extent, duration, scope or other provision of that section shall be reduced so as to cure such invalidity and in its reduced form the provisions of Section 8 shall be enforceable in the manner contemplated hereby. Subject to the provisions of Section 8.5, the provisions of this Section 9 shall survive the termination of this Agreement, irrespective of the reason therefor.

          10.  Miscellaneous.
               -------------

               10.1     Waiver of Breach. Neither party's failure to enforce any
                        ----------------
provision or provisions of this Agreement shall be deemed or in any way construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every provision of this Agreement. The rights granted the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

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

               10.2    Successors; Assigns.  The Company shall be entitled to
                       -------------------
assign its rights and obligations hereunder. Consultant shall not assign any of his rights or obligations under this Agreement without the prior written consent of the Board of Directors of the Company. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, executors, successors and assigns of Consultant and the Company.

               10.3    Notices.  All notices and other communications which are
                       -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given (a) if delivered personally, upon delivery and (b) if delivered by registered or certified mail (return receipt requested), postage prepaid, upon the earlier of actual delivery or upon three
(3) days after being mailed, in each case to Consultant or the Company at the address set forth at the beginning of this Agreement. Either party may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

               10.4    Severability.  If any term or provision of this
                       ------------
Agreement is held to be void or unenforceable by any court of competent jurisdiction, only that objectionable term or provision shall be deleted herefrom while the remainder of the term, provision and agreement shall be enforceable.

               10.5    Governing Law.  Each party hereto irrevocably submits
                       -------------
to the jurisdiction of the courts of the State of Missouri and the United States District Court for the Eastern District of Missouri for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby and to the laying of venue in any such court. Each party hereto irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. This Agreement shall be governed by and construed in accordance with the internal, substantive laws of the State of Missouri.

               10.6    Attorneys' Fees.  In the event any litigation or other
                       ---------------
proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party or parties in such proceeding shall be entitled to recover from the unsuccessful party or parties all costs, expenses and reasonable attorneys' fees relating to or arising out of such Proceeding (whether or not the Proceeding results in a judgment), including any post-judgment or post-award Proceeding, including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses and reasonable attorneys' fees.

               10.7    Counterparts.  This Agreement may be executed
                       ------------
simultaneously in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument. Furthermore, facsimiles of signatures may be taken as the actual signatures, and each party agrees to furnish the other with documents bearing the original signatures within ten (10) days of the facsimile transmission.

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

               10.8     Complete Agreement; Amendments.  This Agreement
                        ------------------------------
contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements and understandings relating thereto. This Agreement may not be waived, changed, modified, extended or discharged orally, but only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


                         The "Company"

                         WINDSOR ART, INC.



                         By:_________________________________
                            An Authorized Officer



                         "Consultant"



                         ___________________________________
                         Lloyd R. Abrams



                         "Interiors"

                         INTERIORS, INC.



                         By:_________________________________
                            An Authorized Officer

                                      -10-